EXHIBIT 10.52

AMENDMENT TO AGREEMENT FOR WHOLESALE FINANCING

(Amendment No. 1)

This Amendment to Agreement for Wholesale Financing ("Amendment") is entered into as of this 12th day of March, 2004, by and among PC Mall, Inc., formerly known as IdeaMall, Inc, a Delaware corporation having a principal place of business located at 2555 W. 190th Street, Torrance, California 90504 ("PCM"), PC Mall Sales, Inc., formerly known as Creative Computers, Inc., a California corporation having a principal place of business located at 2555 W. 190th Street, Torrance, California 90504 ("PCMS"), ecost.com, Inc., a Delaware corporation having a principal place of business located at 2555 W. 190th Street, Torrance, California 90504 ("ECI"), eLinux.com, Inc., a Delaware corporation having a principal place of business located at 2555 W. 190th Street, Torrance, California 90504 ("ELI"), CCIT, Inc., formerly known as Creative Computers Integrated Technologies, Inc., a Delaware corporation having a principal place of business located at 2525 Busse Road, Elk Grove Village, Illinois 60007 ("CCIT"), ComputAbility Limited, a Delaware corporation having a principal place of business located at North 92 West, 14612 Anthony Avenue, Menomonee Falls, Wisconsin 53051 ("CAL"), WF Acquisition Sub, Inc., a Delaware corporation having a principal place of business located at 19 Morgan, Irvine, California 92618 ("WFA"), AF Services, Inc., a Delaware corporation having a principal place of business located at 2555 W. 190th Street, Torrance, California 90504 ("AFS"), PC Mall Gov, Inc., a Delaware corporation having a principal place of business located at 2201 Cooperative Way, Suite 301, Herndon, Virginia 20171 ("PCMG"), SIFY, Inc., formerly known as ClubMac, Inc., a Delaware corporation having a principal place of business located at 19 Morgan, Irvine, California 92618 ("CMI"), Onsale, Inc., a Delaware corporation having a principal place of business located at 2555 W. 190th Street, Torrance, California 90504 ("OSI"), AV Acquisition, Inc., a Delaware corporation having a principal place of business located at 2555 W. 190th Street, Torrance, California 90504 ("AVA"), Mall Acquisition 1, Inc., a Delaware corporation having a principal place of business located at 2555 W. 190th Street, Torrance, California 90504 ("MA1"), and Mall Acquisition 2, Inc., a Delaware corporation having a principal place of business located at 2555 W. 190th Street, Torrance, California 90504 ("MA2"). (PCM, PCMS, ECI, ELI, CCIT, CAL, WFA, AFS, PCMG, CMI, OSI, AVA, MA1 and MA2 are referred to herein, individually, collectively, and jointly and severally, as "Borrower") and GE Commercial Distribution Finance Corporiation (CDF").

WITNESSETH:

WHEREAS, Borrower and CDF are parties to that certain Agreement for Wholesale Financing dated as of March 17, 2003 (as amended, the "Agreement"); and

WHEREAS, Borrower and CDF desire to extend the Agreement so that it does not terminate on March 14, 2004.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and CDF hereby agree as follows:

1. The first sentence of Section 1 of the Agreement is restated in its entirety to read as follows:

"Subject to the terms of this Agreement, CDF may extend credit to Borrower from time to time to purchase inventory from CDF approved vendors ("Vendors") up to a maximum amount outstanding (including, without limitation, the amount of all approvals issued by CDF to Vendors for which CDF has not transferred funds and all accrued and unpaid interest charges and unused facility fees) at any time not to exceed Five Million Dollars ($5,000,000.00), subject to increase pursuant to the last sentence of Section 3, below (the "Inventory Facility Amount")."

2. The first sentence of Section 18 of the Agreement is restated in its entirety to read as follows:

"Except as set forth in this Section 18, this Agreement shall terminate on April 14, 2004 (the "Scheduled Termination Date")."

3. No Other Modifications. Except as previously modified or amended herein, all other terms and provisions of the Agreement shall remain unmodified and in full force and effect and the Agreement, as hereby amended, is ratified and confirmed by DFS and Dealer.

4. Capitalized Terms. Except as otherwise defined herein, all capitalized terms will have the same meanings set forth in the Agreement.

5. Notwithstanding anything herein to the contrary: (a) each of the parties hereto may rely on any facsimile copy hereof, and (b) such facsimile copy will be deemed an original, and the best evidence thereof for all purposes.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date above written.

GE COMMERCIAL DISTRIBUTION                           PC MALL, INC.

FINANCE CORPORATION

By:     /s/ David J. Lynch                                                       By:   /s/ Frank Khulusi

             David J. Lynch                                                           Frank Khulusi, President

             Vice President of Operations

ATTEST:

 /s/ Theodore Sanders

      Theodore Sanders, Secretary

PC MALL SALES, INC.

By:   /s/ Rory Zaks

           Roy Zaks, President

ATTEST:

 /s/ Pete Freix

             Pete Freix, Secretary

ECOST.COM, INC.

By:  /s/ Gary Guy

          Gary Guy, President

ATTEST:

    /s/ Gary Guy

          Gary Guy

ELINUX.COM, INC.

By:  /s/ Dan DeVries

           Dan DeVries, President

ATTEST:

 /s/ Theodore Sanders

     Theodore Sanders, Secretary

CCIT, INC.

By:   /s/ Richard Lepow

          Rick Lepow, President

ATTEST:

/s/ Rich Hoffman

           Rich Hoffman, Secretary

COMPUTABILITY LIMITED

By:   /s/ Pete Zuiker

          Pete Zuiker, President

[/s/ PZ___]  This corporation has only one officer

WF ACQUISITION SUB, INC.

By:    /w/ William C. Neary

           Bill Neary, President

ATTEST:

/s/ Harry T. Martin

            Harry Martin, Secretary

AF SERVICES, INC.

By:   /s/ Simon Abuyounes

         Simon Abuyounes, President

ATTEST:

 /s/ Mark Funk

             Mark Funk, Secretary

PC MALL GOV, INC.

By:   /s/ Alan Bechara

          Alan Bechara, President

ATTEST:

 /s/ Sharon Ennis

          Sharon Ennis, Secretary

SIFY, INC. formerly known as

CLUBMAC, INC.

By:  /s/ Read Fenner

        Read Fenner, President

ATTEST:

 /s/ Read Fenner

            Read Fenner

ONSALE, INC.

By:   /s/ Sam Khulusi

           Sam Khulusi, President

ATTEST:

 /s/ Sam Khulusi

          Sam Khulusi

AV ACQUISITION, INC.

By:   /s/ Frank Khulusi

           Frank Khulusi, President

ATTEST:

 /s/ Theodore Sanders

       Theodore Sanders, Secretary

MALL ACQUISITION 1, INC.

By:   /s/ Frank Khulusi

           Frank Khulusi, President

ATTEST:

 /s/ Theodore Sanders

       Theodore Sanders, Secretary

MALL ACQUISITION 2, INC.

By:   /s/ Frank Khulusi

           Frank Khulusi, President

ATTEST:

 /s/ Theodore Sanders

       Theodore Sanders, Secretary

CONSENT

Congress Financial Corporation (Western), a California corporation consents to the terms of the foregoing Amendment to Agreement for Wholesale Financing (Amendment No. 1).

CONGRESS FINANCIAL CORPORATION (WESTERN)

By:  /s/ Gary D. Cassianni     Gary D. Cassianni

Its:    Vice President